UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675 (Commission File Number)	95-4598246
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2008, Kilroy Realty Corporation issued a press release announcing its earnings for the quarter ended September 30, 2008 and distributed certain supplemental information. The supplemental information is attached to this report as Exhibit 99.1, and the press release is attached to this report as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(d) Exhibits.

99.1	Third Quarter 2008 Supplemental Financial Report.

99.2	Press Release dated October 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: October 27, 2008

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number		Description

99.1	*	Third Quarter 2008 Supplemental Financial Report.

99.2	*	Press Release dated October 27, 2008.

*	Filed herewith.